SCHEDULE A
                          AMENDED AS OF JUNE 23, 2017
                                     TO THE
                          EXPENSE LIMITATION AGREEMENT
                        DATED FEBRUARY 28, 2017 BETWEEN
                      THE ADVISORS' INNER CIRCLE FUND III
                                      AND
                     BNP PARIBAS ASSET MANAGEMENT USA, INC.
                  (F/K/A FISCHER FRANCIS TREES & WATTS, INC.)

                    MAXIMUM ANNUAL OPERATING EXPENSE LIMITS

This Agreement relates to the following Funds of the Trust:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                       MAXIMUM ANNUAL
                                                                                     OPERATING EXPENSE
NAME OF FUND                                                        SHARE CLASS            LIMIT           INITIAL TERM END DATE*
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BNP  Paribas Absolute Return Fixed Income Fund                      Institutional          0.35%              March 31, 2018
------------------------------------------------------------------------------------------------------------------------------------
BNP  Paribas Absolute Return Fixed Income Fund                      Investor               0.35%              March 31, 2018
------------------------------------------------------------------------------------------------------------------------------------
BNP  Paribas Absolute Return Fixed Income Fund                      Retail                 0.35%              March 31, 2018
------------------------------------------------------------------------------------------------------------------------------------
BNP Paribas AM Global Inflation-Linked Bond Fund                    Institutional          0.25%              March 31, 2018
------------------------------------------------------------------------------------------------------------------------------------
BNP Paribas AM Global Inflation-Linked Bond Fund                    Investor               0.25%              March 31, 2018
------------------------------------------------------------------------------------------------------------------------------------
BNP Paribas AM Global Inflation-Linked Bond Fund                    Retail                 0.25%              March 31, 2018
------------------------------------------------------------------------------------------------------------------------------------
BNP Paribas AM Emerging Markets Total Return Fixed Income Fund      Institutional          0.50%              June 30, 2018
------------------------------------------------------------------------------------------------------------------------------------
BNP Paribas AM Emerging Markets Total Return Fixed Income Fund      Investor               0.50%              June 30, 2018
------------------------------------------------------------------------------------------------------------------------------------
BNP Paribas AM Emerging Markets Total Return Fixed Income Fund      Retail                 0.50%              June 30, 2018
------------------------------------------------------------------------------------------------------------------------------------
BNP Paribas AM Emerging Markets Equity Fund                         Institutional          0.75%              March 31, 2018
------------------------------------------------------------------------------------------------------------------------------------
BNP Paribas AM Emerging Markets Equity Fund                         Investor               0.75%              March 31, 2018
------------------------------------------------------------------------------------------------------------------------------------
BNP Paribas AM Emerging Markets Equity Fund                         Retail                 0.75%              March 31, 2018
------------------------------------------------------------------------------------------------------------------------------------
BNP Paribas AM MBS Fund                                             Institutional          0.30%              March 31, 2018
------------------------------------------------------------------------------------------------------------------------------------
BNP Paribas AM MBS Fund                                             Investor               0.30%              March 31, 2018
------------------------------------------------------------------------------------------------------------------------------------
BNP Paribas AM MBS Fund                                             Retail                 0.30%              March 31, 2018
------------------------------------------------------------------------------------------------------------------------------------
BNP Paribas AM U.S. Small Cap Equity Fund                           Institutional          0.75%              March 31, 2018
------------------------------------------------------------------------------------------------------------------------------------
BNP Paribas AM U.S. Small Cap Equity Fund                           Investor               0.75%              March 31, 2018
------------------------------------------------------------------------------------------------------------------------------------
BNP Paribas AM U.S. Small Cap Equity Fund                           Retail                 0.75%              March 31, 2018
------------------------------------------------------------------------------------------------------------------------------------
BNP Paribas AM U.S. Inflation-Linked Bond Fund                     Institutional          0.25%               July 31, 2018
------------------------------------------------------------------------------------------------------------------------------------
BNP Paribas AM U.S. Inflation-Linked Bond Fund                     Investor               0.25%               July 31, 2018
------------------------------------------------------------------------------------------------------------------------------------
BNP Paribas AM U.S. Inflation-Linked Bond Fund                     Retail                 0.25%               July 31, 2018
------------------------------------------------------------------------------------------------------------------------------------


                         THE ADVISORS' INNER CIRCLE FUND III

                         By: /s/ Michael Beattie
                             -------------------------
                                 Name: Michael Beattie
                                 Title: President



                        BNP PARIBAS ASSET MANAGEMENT USA, INC.

                         By: /s/ Daniel Klein
                             ----------------------------------
                                 Name: Daniel Klein
                                 Title: Chief Executive Officer